Exhibit 13.1

Annual Certification
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), each of the undersigned officers of Tele2 AB (the “Company”), does hereby certify, to such officer’s knowledge, that:

The Annual Report on Form 20-F for the year ended December 31, 2005 of the Company fully complies with the requirements of section 13(a) and 15(d) of the Securities Exchanges Act of 1934 and information contained in the Form 20-F fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 14, 2006
	By:	/s/ Lars-Johan Jarnheimer
Name: Lars-Johan Jarnheimer
Title: Chief Executive Officer

Date: June 14, 2006
	By:	/s/ Håkan Zadler
Name: Hakan Zadler
Title: Chief Financial Officer